September 22, 1994









Securities and Exchange Commission
Attention:  Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004


Dear Sir or Madam:

         Electronically filed herewith the Securities and Exchange Commission is Duquesne Light Company's Form 8-K filed this day, September 22, 1994.


Commission      Registrant; State of Incorporation;         IRS Employer
File_Number     __Address;_and_Telephone_Number____     Identification_Number

   1-956        Duquesne Light Company                       25-0451600

                  (A Pennsylvania Corporation)
                  One Oxford Centre
                  301 Grant Street
                  Pittsburgh, Pennsylvania  15279
                  Telephone (412) 393-6000



                                 Sincerely,




                                 /s/ M. K. O'Brien
                                 Assistant Controller

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                     The Securities and Exchange Act of 1934


                        Date_of_Report:__September_6,_1994
                       (Date of earliest event reported)


Commission      Registrant; State of Incorporation;         IRS Employer
File_Number     __Address;_and_Telephone_Number____     Identification_Number

1-956           Duquesne Light Company                        25-0451600
                (A Pennsylvania Corporation)
                One Oxford Centre
                301 Grant Street
                Pittsburgh, Pennsylvania  15279
                Telephone (412) 393-6000

This combined Form 8-K is separately filed by DQE and Duquesne Light Company

("Duquesne").  DQE and Duquesne are sometimes referred to collectively as the

"Companies".  Information contained herein relating to any individual registrant is filed by such registrant on its behalf.  No registrant makes any representation as to information relating to any other registrant, except that information relating to Duquesne is also attributed to DQE.



Item_5.__OTHER_EVENTS



    Reference is made to the discussion under "Westinghouse Lawsuit" in Part I,

Item 3 of the DQE Form 10-K Annual Report for the year ended December 31, 1993 and the discussion under "Westinghouse Lawsuit" in Note 6 of the DQE Form 10-Q

Quarterly Reports for the quarters ended March 31, 1994 and June 30, 1994,

relating to plans for replacement of the steam generators at Beaver Valley

Units 1 and 2.

    A jury trial in the Westinghouse steam generator litigation began

September 12, 1994 in Federal District Court in Western Pennsylvania.

Pennsylvania Power Company, Ohio Edison Company, Cleveland Electric

Illuminating Company, Toledo Edison Company and Duquesne Light Company are

joined in litigation against Westinghouse Electric Company.  Twelve additional lawsuits have been brought by other utility companies around the country against Westinghouse for similar problems with Westinghouse steam generators.

This is the first steam generator case to begin trial before a jury.  The trial is expected to last through mid-December, 1994.

    Based on existing knowledge of the condition of the steam generators,

limited repair options and other companies' experiences with Westinghouse steam generators, replacement of the Unit 1 steam generator lower assemblies may be as early as 1997.  Replacement cost is estimated to be approximately $125 million.  Other utilities with similar units have replaced steam generators at costs in this range.  Duquesne's interest in Unit 1 is 47.5 percent.

Duquesne's interest in Unit 2 is 13.74 percent.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       DUQUESNE_LIGHT_COMPANY
                                       Registrant





                                       By:  /s/ Gary L. Schwass
                                           Gary L. Schwass
                                            Vice President, Finance
                                            and Chief Financial Officer


September 22, 1994


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                                  Page 4 of 4